UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 1, 2008
Origen Financial, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50721	20-0145649

State of Incorporation	(Commission File Number)	(I.R.S. Employer
Identification No.)

27777 Franklin Road, Suite 1700, Southfield, Michigan		48034

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 746-7000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.05 Costs Associated with Exit or Disposal Activities
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Event
Item 9.01 Financial Statements and Exhibits
SIGNATURES
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Asset Disposition and Management Plan
Certificate of Amendment of Second Amended & Restated Certificate of Incorporation
First Amendment to Employment Agreement - Ronald A. Klein
First Amendment to Employment Agreement - W. Anderson Geater, Jr.
First Amendment to Employment Agreement - Peter Scherer
First Amendment to Employment Agreement - Mark Landschulz
Press Release dated July 2, 2008
Unaudited Pro Forma Consolidated Financial Statements

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 1, 2008, Origen Financial, Inc. (“Origen”) completed the previously announced sale of its servicing platform assets to Green Tree Servicing LLC (“Green Tree”), a leading servicer of manufactured housing loans and other residential and consumer loans. The transaction included the transfer of servicing rights on manufactured loans that were being serviced by Origen. The transaction was approved by Origen’s stockholders as part of an Asset Disposition and Management Plan at Origen’s annual meeting of stockholders held on June 25, 2008.
     The purchase price paid by Green Tree pursuant to the asset purchase agreement (“Purchase Agreement”) governing the sale of assets was approximately $36.86 million. The purchase price was calculated as follows: (i) 2.04% of the unpaid principal balance of the principal amount of loans for which Origen acts as servicer or sub-servicer as of the closing date; (ii) 84.2% of the aggregate amount of the unreimbursed servicing advances; (iii) 84.2% of the aggregate earned but unreimbursed force-placed insurance premiums; and (iv) $1.00 for the goodwill associated with Origen’s role as a servicing party, including software applications, know-how and policies and procedures. The purchase price is subject to upward or downward adjustment within thirty days of the closing date based upon actual amounts that were estimated as of the closing date.
     Pursuant to the Purchase Agreement: (i) Green Tree was appointed as a successor servicer under the loan servicing agreements to which Origen is a party; (ii) Green Tree was assigned Origen’s right to receive payment of earned but unreimbursed force-placed premiums and unreimbursed servicing advances made on the accounts being serviced; (iii) Green Tree was assigned Origen’s rights under the lease of its Fort Worth servicing facility; (iv) certain personal property at such facility was transferred to Green Tree; and (v) Green Tree was assigned Origen’s goodwill associated with its role as a servicing party.
     The Purchase Agreement contains customary terms regarding representations, warranties, covenants and indemnification. If under certain circumstances, Green Tree is terminated as the servicing party under third party servicing agreements due to an event of default caused by Origen, Origen will be obligated to pay Green Tree a termination fee based on the unpaid principal balance of loans serviced under the terminated servicing agreements.
     Proceeds from the sale were used in part to repay in its entirety Origen’s $15 million loan from the William M. Davidson Trust u/a/d 12/13/04 (the “Lender”) originally incurred in September 2007 and to pay down approximately $13 million in principal amount of Origen’s $46 million from the Lender, originally incurred in April 2008. The Lender is an affiliate of William M. Davidson. Mr. Davidson is the sole member of Woodward Holding, LLC. Paul A. Halpern, the Chairman of Origen’s Board of Directors is the sole manager of Woodward Holding, LLC and is employed by Guardian Industries Corp. and its affiliates, of which Mr. Davidson is the principal. The remainder of the proceeds will be used to pay transaction costs and for working capital purposes, which includes ongoing operation costs and the costs associated with severance, retention and change-in-control payments.
     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is filed as Exhibit 10.1 to the Form 8-K filed on May 5, 2008 and is incorporated herein by reference.
     On July 2, 2008, Origen issued a press release announcing the completion of the sale of the servicing platform to Green Tree. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 2.05 Costs Associated with Exit or Disposal Activities
     On June 25, 2008, Origen’s stockholders approved an Asset Disposition and Management Plan (the “Plan”). The components of the Plan include the sale of Origen’s servicing platform assets to Green Tree, the potential sale of other assets, and the right-sizing of Origen’s workforce in light of Origen’s operations. A copy of the Plan is being filed as Exhibit 2.1 to this Current Report on Form 8-K.
     In the second quarter of 2008, Origen will record a charge of $525,000 related to expenses arising from the termination of 63 employees whose positions were associated with Origen’s servicing platform assets.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 25, 2008, the stockholders of Origen adopted an amendment to Section 7.1 of Article VII of Origen’s Second Amended and Restated Certificate of Incorporation which was filed with the Delaware Secretary of State on July 1, 2008.
     Section 7.1 was amended to decrease the limit on any single individual holding the beneficial ownership of any class or series of Origen’s equity stock from 9.25% to 7.5%.
     A copy of the certificate of amendment to the Second Amended and Restated Certificate of Incorporation is being filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 8.01 Other Events
     Effective as of July 1, 2008, Origen and its primary operating subsidiary Origen Financial L.L.C. and the following executive officers of Origen entered into amendments to the employment agreements of the following executive officers:
•	Ronald A. Klein — Chief Executive Officer

•	W. Anderson Geater, Jr. — Chief Financial Officer

•	J. Peter Scherer — President and Head of Operations

•	Mark Landschulz — Executive Vice President, Portfolio Management
The amendments were technical amendments undertaken to comply with section 409A of the Internal Revenue Code and regulations and other guidance promulgated thereunder or issued in connection therewith. Copies of the amendments to each of the employment agreements are being filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K.
     On July 1, 2008, Origen and certain of its subsidiaries completed the sale to Green Tree of Origen’s (or such subsidiaries’) rights to receive payment of certain unearned, unreimbursed force-placed hazard insurance premiums for a purchase price of approximately $833,213, which amount was equal to 75% of the estimated aggregate amount of such premiums as of the closing date. The purchase price is subject to upward or downward adjustment within fifteen days of the closing date based upon actual amounts that were estimated as of the closing date.

Item 9.01 Financial Statements and Exhibits
  (b) Pro Forma Financial Information:
     The following unaudited pro forma consolidated financial statements of Origen are being filed as Exhibit 99.2 to this Current Report on Form 8-K
1.	Pro forma Consolidated Balance Sheet as of March 31, 2008

2.	Pro forma Consolidated Statement of Operations for the three months ended March 31, 2008

3.	Pro forma Consolidated Statement of Operations for the year ended December 31, 2007

4.	Notes to Unaudited Pro Forma Consolidated Financial Statements
     The above-referenced unaudited pro forma consolidated financial statements reflect the sale on July 1, 2008 of certain assets of Origen Servicing, Inc. (“OSI”) and Origen Financial, LLC (“OFLLC”) to Green Tree, as described in Item 2.01 of this report, above. Proceeds of the sale were used in part to repay in its entirety Origen’s $15 million loan from the Lender, originally incurred in September 2007 and to pay down approximately $13 million in principal amount of Origen’s $46 million from the Lender, originally incurred in April 2008.
     The unaudited pro forma consolidated balance sheet and consolidated statement of operations as of and for the three months ended March 31, 2008 have been prepared by applying pro forma adjustments to the unaudited consolidated balance sheet and statement of operations included in Origen’s Quarterly Report on Form 10-Q for the three months ended March 31, 2008. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2007 was prepared by applying pro forma adjustments to the unaudited consolidated statement of operations included in Origen’s Annual Report on Form10-K for the year ended December 31, 2008. The unaudited pro forma consolidated balance sheet reflects the sale of the servicing assets, assuming the transaction had been consummated as of March 31, 2008. The estimated gain on sale for purposes of these unaudited pro forma consolidated financial statements will ultimately differ from the actual gain to be recorded in the quarter ending September 30, 2008. The unaudited pro forma consolidated statements of income reflect the sale of assets, assuming the transaction had been consummated as of the beginning of the fiscal period presented. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the sale of assets to Green Tree on the historical financial information of Origen. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to Unaudited Pro Forma Financial Statements.
     The unaudited pro forma financial statements for the periods presented do not purport to represent what Origen’s results of operations or financial position actually would have been had the sale of assets to Green Tree occurred on the dates noted above, or to project Origen’s results of operations for any future periods. Without limiting the foregoing, the pro forma adjustments do not reflect the payoff of Origen’s $15 million loan from the Lender or the paydown of approximately $13 million in principal amount of Origen’s $46 million from the Lender, originally incurred in April 2008. The pro forma adjustments are based upon available information and certain assumptions that Origen believes are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the financial statements and notes thereto in Origen’s Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Report on Form 10-Q for the three months ended March 31, 2008.
  (d) Exhibits:

Exhibit No.	Description	Furnished Herewith
2.1	Asset Disposition and Management Plan	X

3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Origen Financial, Inc.	X

10.1*	Asset Purchase Agreement dated April 30, 2008, by and among Origen Financial, Inc., Origen Servicing, Inc., Origen Financial, L.L.C. and Green Tree Servicing LLC.

10.2	First Amendment dated July 1, 2008 to the Employment Agreement dated July 14, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and Ronald A. Klein#	X

10.3	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and W. Anderson Geater, Jr. #	X

10.4	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and J. Peter Scherer #	X

10.5	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and Mark Landschulz #	X

99.1	Press Release dated July 2, 2008.	X

99.2	Unaudited Pro Forma Consolidated Financial Statements of Origen Financial, Inc.	X

*	Incorporated by reference from Exhibit 10.1 to the Form 8-K filed on May 5, 2008, pursuant to general instruction b.3 of Form 8-K.

#	Management contract or compensatory plan or arrangement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2008	Origen Financial, Inc.
	By:	/s/ W. Anderson Geater, Jr.
W. Anderson Geater, Jr., Chief Financial Officer

ORIGEN FINANCIAL, INC.
EXHIBIT INDEX
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
  (d) Exhibits:

Exhibit No.	Description	Furnished Herewith
2.1	Asset Disposition and Management Plan	X

3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Origen Financial, Inc.	X

10.1*	Asset Purchase Agreement dated April 30, 2008, by and among Origen Financial, Inc., Origen Servicing, Inc., Origen Financial, L.L.C. and Green Tree Servicing LLC.

10.2	First Amendment dated July 1, 2008 to the Employment Agreement dated July 14, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and Ronald A. Klein#	X

10.3	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and W. Anderson Geater, Jr. #	X

10.4	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and J. Peter Scherer #	X

10.5	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and Mark Landschulz #	X

99.1	Press Release dated July 2, 2008.	X

99.2	Unaudited Pro Forma Consolidated Financial Statements of Origen Financial, Inc.	X

*	Incorporated by reference from Exhibit 10.1 to the Form 8-K filed on May 5, 2008, pursuant to general instruction b.3 of Form 8-K.

#	Management contract or compensatory plan or arrangement.